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Name                                                               State of
----                                                                Incorp.
All entities are 100% owned by RAI or by a Subsidiary of RAI        -------



Atlas Energy Holdings, Inc.                                            DE
Atlas America, Inc.                                                    DE
Atlas America, Inc.                                                    PA
AIC, Inc.                                                              DE
Anthem Securities, Inc.                                                PA
Atlas Energy Corporation                                               OH
Atlas Energy Group, Inc.                                               OH
AED Investments, Inc.                                                  DE
Atlas Resources, Inc.                                                  PA
ARD Investments, Inc.                                                  DE
Pennsylvania Industrial Energy, Inc.                                   PA
Atlas Information Management, LLC                                      PA
(formerly Atlas Technologies, LLC)
Atlas Technologies, LLC                                                PA
(50% owned by Atlas Information Management, LLC)
Resource Energy, Inc.                                                  DE
DAC Acquisition Corporation                                            DE
REI-NY, Inc.                                                           DE
Resource Well Services, Inc.                                           DE
St. Julien Acquisition, LLC                                            PA
Viking Resources Corporation                                           PA
RFI Holding Company, Inc.                                              OH
Resource Properties, Inc.                                              DE
Resource Properties II, Inc.                                           DE
Resource Properties IV, Inc.                                           DE
Resource Properties VI, Inc.                                           DE
Resource Properties VIII, Inc.                                         DE
Resource Properties XII, Inc.                                          DE
Resource Properties XIV, Inc.                                          DE
Resource Properties XV, Inc.                                           DE
Resource Properties XVI, Inc.                                          DE
Resource Properties XVII, Inc.                                         DE
Resource Properties XVIII, Inc.                                        DE
Resource Properties XX, Inc.                                           DE
Resource Properties XXII, Inc.                                         DE
Resource Properties XXIII, Inc.                                        DE
Resource Properties XXIV, Inc.                                         DE
Resource Properties XXV, Inc.
Resource Properties XXVI, Inc.                                         DE
Resource Properties XXVII, Inc.                                        DE
Resource Properties XXVIII, Inc.                                       DE
Resource Properties XXIX, Inc.                                         DE
Resource Properties XXX, Inc.                                          DE
Resource Properties XXXI, Inc.                                         DE
Resource Properties XXXII, Inc.                                        DE
Resource Properties XXXIII, Inc.                                       DE
Resource Properties XXXIV, Inc.                                        DE
Resource Properties XXXV, Inc.                                         DE
Resource Properties XXXVI, Inc.                                        DE
Resource Properties XXXVIII, Inc.                                      DE
Resource Properties XL, Inc.                                           DE
Resource Properties XLI, Inc.                                          DE
Resource Properties XLII, Inc.                                         DE
Resource Properties XLIV, Inc.                                         DE
Resource Properties XLVI, Inc.                                         DE
Resource Properties XLVII, Inc.                                        DE
Resource Properties XLIX, Inc.                                         DE
Resource Properties 50, Inc.                                           DE
Resource Properties 51, Inc. (4)                                       DE
Resource Properties 52, Inc.                                           DE
Resource Properties 53, Inc.                                           DE
Resource Properties 54, Inc.                                           DE
ABB Associates I, Inc. (5)                                             DE
ABB Associates II, Inc. (5)                                            DE
Chesterfield Mortgage Investors, Inc.                                  DE
F.M. Sheridan Land, Inc.                                               DE
RAI Financial, Inc.                                                    DE
Resource Commercial Mortgages, Inc.                                    DE
Resource Financial Services, Inc.                                      DE
Resource Housing Investors I, Inc.                                     DE
Resource Housing Investors II, Inc.                                    DE
Resource Housing Investors III, Inc.                                   DE
Resource Housing Investors IV, Inc.                                    DE
Resource Press Building Manager, Inc.                                  DE
Resource Programs, Inc.                                                DE
WS Mortgage Acquisition Corporation                                    DE
Resource Leasing, Inc.                                                 DE
FLI Holdings, Inc.                                                     DE
FL Partnership Management, Inc.                                        DE
Atlas Pipeline GP, Inc.                                                DE